Effect of The Great East Japan Earthquake and Floods in Thailand	12 Months Ended
Mar. 31, 2013
Effect of The Great East Japan Earthquake and Floods in Thailand

24. EFFECT OF THE GREAT EAST JAPAN EARTHQUAKE AND FLOODS IN THAILAND

As a result of the Great East Japan Earthquake on March 11, 2011, Ricoh recorded costs and expenses of ¥ 4,978 million in total for the year ended March 31, 2011, consisting of the followings.

	Millions of yen
	2011
	Cost of sales	Selling, general and administrative expenses	Total costs and expenses
Bad debt expense for trade receivables and finance receivables	—	¥3,434	¥3,434
Losses due to write-downs of damaged inventories and property, plant and equipment	¥1,005	167	1,172
Other	12	360	372

Total	¥1,017	¥3,961	¥4,978

The following is breakdown of these costs and expenses by operating segments and corporate.

Millions of Yen
2011
Imaging & Solutions	¥4,516
Industrial Products	80
Other	139
Corporate	243

Ending balance	¥4,978

In addition to above, Ricoh experienced idle production facilities or production levels below a normal capacity. In periods of abnormally low production, unallocated overhead costs were expensed in the period in which they were incurred. Ricoh recognized unallocated overhead costs of ¥1,057 million as cost of sales for the year ended March 31, 2011. The costs in Imaging & Solutions and Industrial products operating segment were ¥1,005 million and ¥52 million, respectively.

The effect of the Great East Japan Earthquake for the year ended March 31, 2012 and 2013 are mainly for loss of business opportunity and cost increase of air freight for urgent delivery. Direct effect to assets and production activity for the year ended March 31, 2012 and 2013 were immaterial.

Floods in Thailand in summer of 2011 also affected but the direct effect to Ricoh’s production activity for the year ended March 31, 2012 and 2013 were immaterial.